UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2014

LIFEPOINT HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51251 (Commission File Number)	20–1538254 (IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 2, 2014, Duke LifePoint Healthcare, a joint venture between a subsidiary of LifePoint Hospitals, Inc. and a wholly-controlled affiliate of Duke University Health System, Inc., issued a joint press release with Conemaugh Health System announcing the completion of the acquisition by Duke LifePoint Healthcare of substantially all of the assets of Conemaugh Health System, which owns and operates three hospitals that are located in Johnstown, Meyersdale and Hastings, Pennsylvania.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Copy of press release issued on September 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

	By:	/s/ Paul D. Gilbert
	Name:	Paul D. Gilbert
	Title:	Executive Vice President, Chief Legal Officer and Corporate Governance Officer

Date: September 2, 2014

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Copy of press release issued on September 2, 2014.